EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                FEDERAL MORTGAGE CORPORATION OF PUERTO RICO, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the Quarterly Report of Federal Mortgage Corporation of Puerto Rico, Inc. (the "Company") on Form 10-QSB for the period ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Schumacher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Michael Schumacher
------------------------------------------------
Michael Schumacher
Treasurer, Secretary and Chief Financial Officer
February 17, 2006